Exhibit 99.1

Ooma Reports Fiscal Second Quarter 2024 Financial Results

Sunnyvale, Calif., August 23, 2023 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the fiscal second quarter ended July 31, 2023.

Fiscal Second Quarter 2024 Financial Highlights:

•
Revenue: Total revenue was $58.4 million, up 11% year-over-year. Subscription and services revenue increased to $54.7 million from $48.0 million in the second quarter of fiscal 2023, and was 94% of total revenue, primarily driven by the growth of Ooma Business and the acquisition of OnSIP in July 2022.
•
Net Income: GAAP net income was $0.3 million, or $0.01 per basic and diluted share, compared to GAAP net income of $0.3 million, or $0.01 per basic and diluted share, in the second quarter of fiscal 2023. GAAP net income in the second quarter of fiscal 2024 included a $1.0 million gain for consolidation of facilities and GAAP net income in the second quarter of fiscal 2023 included a tax benefit for the release of a $2.0 million valuation allowance from recording of certain intangible assets, both of which resulted from the acquisition of OnSIP. Non-GAAP net income was $3.8 million, or $0.14 per diluted share, compared to non-GAAP net income of $3.0 million, or $0.12 per diluted share in the prior year period.
•
Adjusted EBITDA: Adjusted EBITDA was $4.9 million, compared to $4.0 million in the second quarter of fiscal 2023.

For more information about non-GAAP net income and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma performed well in Q2 with 14% year-over-year subscription and services revenue growth, driven by 27% year-over-year growth in business services revenue,” said Eric Stang, chief executive officer of Ooma. “Revenue in Q2 reached $58.4 million and cash flow from operations was strong at $3.6 million. Operationally, we launched new features for Office Pro+, prepared for regional expansion with our largest customer, and developed new capabilities and partnerships for AirDial, which continues to see expanding potential. We believe our key strategic initiatives are developing well and remain focused on continued execution.”

Business Outlook:

For the third quarter of fiscal 2024, Ooma expects:

•
Total revenue in the range of $59.0 million to $59.6 million.
•
GAAP net loss in the range of $0.3 million to $0.6 million and GAAP net loss per share in the range of $0.01 to $0.03.
•
Non-GAAP net income in the range of $3.8 million to $4.1 million and non-GAAP net income per share in the range of $0.14 to $0.16.

For the full fiscal year 2024, Ooma expects:

•
Total revenue in the range of $235.5 million to $237.0 million.
•
GAAP net loss in the range of $0.4 million to $1.4 million, and GAAP net loss per share in the range of $0.00 to $0.04.
•
Non-GAAP net income in the range of $15.5 million to $16.5 million, and non-GAAP net income per share in the range of $0.59 to $0.63.

The following is a reconciliation of GAAP net loss to non-GAAP net income and GAAP basic and diluted net loss per share to non-GAAP diluted net income per share guidance for the third fiscal quarter ending October 31, 2023 and the fiscal year ending January 31, 2024 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	October 31, 2023	January 31, 2024
	(unaudited)
GAAP net loss	($0.3)-($0.6)	($0.4)-($1.4)
Stock-based compensation and related taxes	3.7	14.6
Amortization of intangible assets and acquisition-related costs	0.7	2.8
Facilities consolidation gain	—	(1.0)
Legal settlement costs	—	0.3
Non-GAAP net income	$3.8-$4.1	$15.5-$16.5

GAAP net loss per share	($0.01)-($0.03)	($0.00)-($0.04)
Stock-based compensation and related taxes	0.14	0.55
Amortization of intangible assets	0.03	0.11
Facilities consolidation gain	—	(0.04)
Legal settlement costs	—	0.01
Non-GAAP net income per share	$0.14-$0.16	$0.59-$0.63

Weighted-average number of shares used in per share amounts:
Basic	25.7	25.6
Diluted	26.3	26.4

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors today at 5:00 p.m. Eastern time. The news release with the financial results will be accessible from the company's website prior to the conference call.

Parties in the United States and Canada can access the call by dialing +1 (888) 550-5744, using conference ID 4726540. International parties can access the call by dialing +1 (646) 960-0223, using conference ID 4726540.

The webcast will be accessible on the Events and Presentations page of Ooma’s investor relations website, https://investors.ooma.com, for a period of at least one year. A telephonic replay of the conference call will be available from approximately two hours after the call is completed or about 8:00 p.m. Eastern time on August 23, 2023 until 11:59 p.m. Eastern time Wednesday, August 30, 2023. To access the replay, parties in the United States and Canada should call +1 (800) 770-2030. International parties should call +1 (647) 362-9199.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income, non-GAAP net income per share, non-GAAP gross profit and gross margin, non-GAAP operating income, and Adjusted EBITDA. Adjusted EBITDA represents the net income before interest and other income, income tax provision, depreciation and amortization of capital expenditures, amortization of intangible assets, certain litigation settlement costs, non-recurring gains, and stock-based compensation expense and related taxes.

Other non-GAAP financial measures exclude stock-based compensation expense and related taxes, certain non-recurring charges and gains, and amortization of intangible assets. Non-GAAP weighted-average diluted shares include the effect of potentially dilutive securities from the company’s stock-based benefit plans.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, the financial projections under “Business Outlook” and the statements contained in the quotations of our Chief Executive Officer with respect to expectations regarding the Company’s strategic initiatives and AirDial opportunities may constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; our inability to realize expected returns from our investments made in connection with our international expansion efforts and development of new product features; failure to realize AirDial opportunities; intense competition; loss of key retailers and reseller partnerships; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings which we make with the SEC from time to time, including the risk factors contained in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2023, filed with the SEC on June 8, 2023. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features including messaging, intelligent virtual attendants, and video conferencing to help them run more efficiently. For consumers, Ooma’s residential phone service provides PureVoice HD voice quality, advanced functionality and integration with mobile devices. Learn more at www.ooma.com or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	July 31,	January 31,
	2023	2023
Assets
Current assets:
Cash and cash equivalents	$28,979	$24,137
Short-term investments	495	2,723
Accounts receivable, net	8,612	7,131
Inventories	22,806	26,246
Other current assets	14,508	14,368
Total current assets	75,400	74,605
Property and equipment, net	9,253	7,996
Operating lease right-of-use assets	16,129	12,702
Intangible assets, net	9,030	10,463
Goodwill	8,655	8,655
Other assets	17,722	16,584
Total assets	$136,189	$131,005

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$12,505	$13,462
Accrued expenses and other current liabilities	22,379	26,726
Deferred revenue	17,391	17,216
Total current liabilities	52,275	57,404
Long-term operating lease liabilities	12,692	10,426
Other liabilities	17	31
Total liabilities	64,984	67,861

Stockholders' equity:
Common stock	5	5
Additional paid-in capital	203,703	195,605
Accumulated other comprehensive loss	(5)	(23)
Accumulated deficit	(132,498)	(132,443)
Total stockholders' equity	71,205	63,144
Total liabilities and stockholders' equity	$136,189	$131,005

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	July 31, 2023	July 31, 2022	July 31, 2023	July 31, 2022

Revenue:
Subscription and services	$54,726	$47,995	$107,775	$94,718
Product and other	3,627	4,658	7,430	8,272
Total revenue	58,353	52,653	115,205	102,990

Cost of revenue:
Subscription and services	15,456	12,675	30,181	25,884
Product and other	6,309	6,161	12,484	11,337
Total cost of revenue	21,765	18,836	42,665	37,221
Gross profit	36,588	33,817	72,540	65,769

Operating expenses:
Sales and marketing	18,842	17,432	36,832	33,583
Research and development	11,768	11,119	23,721	21,617
General and administrative	5,972	6,912	12,589	12,974
Total operating expenses	36,582	35,463	73,142	68,174
Income (loss) from operations	6	(1,646)	(602)	(2,405)
Interest and other income, net	532	17	947	50
Income (loss) before income taxes	538	(1,629)	345	(2,355)
Income tax (provision) benefit	(267)	1,967	(400)	1,927
Net income (loss)	$271	$338	$(55)	$(428)

Net income (loss) per share of common stock:
Basic and diluted	$0.01	$0.01	$(0.00)	$(0.02)
Diluted	$0.01	$0.01	$(0.00)	$(0.02)

Weighted-average shares of common stock outstanding:
Basic	25,575,962	24,388,275	25,327,255	24,254,465
Diluted	25,935,018	24,873,764	25,883,010	24,254,465

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Six Months Ended
	July 31, 2023	July 31, 2022	July 31, 2023	July 31, 2022
Cash flows from operating activities:
Net income (loss)	$271	$338	$(55)	$(428)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation expense	3,624	3,505	7,124	6,842
Depreciation and amortization of capital expenditures	1,125	889	2,188	1,739
Amortization of intangible assets	692	372	1,433	698
Amortization of operating lease right-of-use assets	813	732	1,460	1,449
Facilities consolidation gain	(956)	—	(956)	—
Deferred income tax benefit	—	(2,043)	—	(2,043)
Other	(2)	11	(4)	26
Changes in operating assets and liabilities:
Accounts receivable, net	122	(715)	(1,481)	973
Inventories and deferred inventory costs	2,382	(6,665)	3,347	(7,158)
Prepaid expenses and other assets	(730)	355	(1,485)	(2,326)
Accounts payable, accrued expenses and other liabilities	(4,544)	4,641	(6,896)	2,690
Deferred revenue	755	743	161	520
Net cash provided by operating activities	3,552	2,163	4,836	2,982

Cash flows from investing activities:
Proceeds from maturities and sales of short-term investments	500	4,325	2,250	9,125
Purchases of short-term investments	—	(489)	—	(3,869)
Capital expenditures	(2,144)	(1,353)	(3,518)	(2,812)
Business acquisition	—	(9,771)	300	(9,771)
Net cash used in investing activities	(1,644)	(7,288)	(968)	(7,327)

Cash flows from financing activities:
Proceeds from issuance of common stock	164	—	1,888	1,554
Shares repurchased for tax withholdings on vesting of restricted stock units	(483)	(336)	(914)	(684)
Net cash (used in) provided by financing activities	(319)	(336)	974	870
Net increase (decrease) in cash and cash equivalents	1,589	(5,461)	4,842	(3,475)
Cash and cash equivalents at beginning of period	27,390	21,653	24,137	19,667
Cash and cash equivalents at end of period	$28,979	$16,192	$28,979	$16,192

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended		Six Months Ended
	July 31, 2023	July 31, 2022	July 31, 2023	July 31, 2022
Revenue	$58,353	$52,653	$115,205	$102,990

GAAP gross profit	$36,588	$33,817	$72,540	$65,769
Stock-based compensation and related taxes	260	248	520	496
Amortization of intangible assets	82	79	192	152
Non-GAAP gross profit	$36,930	$34,144	$73,252	$66,417

Gross margin on a GAAP basis	63%	64%	63%	64%
Gross margin on a Non-GAAP basis	63%	65%	64%	64%

GAAP operating income (loss)	$6	$(1,646)	$(602)	$(2,405)
Stock-based compensation and related taxes	3,695	3,567	7,290	7,007
Amortization of intangible assets and acquisition-related costs	692	1,173	1,433	1,499
Facilities consolidation gain	(956)	—	(956)	—
Legal settlement costs	300	—	300	—
Non-GAAP operating income	$3,737	$3,094	$7,465	$6,101

GAAP net income (loss)	$271	$338	$(55.0)	$(428)
Stock-based compensation and related taxes	3,695	3,567	7,290	7,007
Amortization of intangible assets and acquisition-related costs	501	1,173	1,433	1,499
Facilities consolidation gain	(956)	—	(956)	—
Legal settlement costs	300	—	300	—
Acquisition-related income tax benefit	—	(2,043)	—	(2,043)
Non-GAAP net income	$3,811	$3,035	$8,012	$6,035

GAAP basic and diluted net income (loss) per share	$0.01	$0.01	$—	$(0.02)
Stock-based compensation and related taxes	0.14	0.14	0.28	0.29
Amortization of intangible assets and acquisition-related costs	0.02	0.05	0.06	0.06
Facilities consolidation gain	(0.04)	—	(0.04)	—
Legal settlement costs	0.01	—	0.01	—
Acquisition-related income tax benefit	—	(0.08)	—	(0.08)
Non-GAAP net income per basic share	$0.14	$0.12	$0.31	$0.25
Non-GAAP net income per diluted share	$0.14	$0.12	$0.31	$0.24

GAAP weighted-average basic shares	25,575,962	24,388,275	25,327,255	24,254,465
GAAP weighted-average diluted shares	25,935,018	24,873,764	25,883,010	24,254,465
Non-GAAP weighted-average diluted shares	25,935,018	24,873,764	25,883,010	24,908,575

GAAP net income (loss)	$271	$338	$(55)	$(428)
Reconciling items:
Interest and other income, net	(532)	(17)	(947)	(50)
Income taxes	267	(1,967)	400	(1,927)
Depreciation and amortization of capital expenditures	1,125	889	2,188	1,739
Facilities consolidation gain	(956)	—	(956)	—
Legal settlement costs	300	—	300	—
Amortization of intangible assets and acquisition-related costs	692	1,173	1,433	1,499
Stock-based compensation and related taxes	3,695	3,567	7,290	7,007
Adjusted EBITDA	$4,862	$3,983	$9,653	$7,840